July 9, 2018

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
Symetra Resource Variable Account B ("Depositor") (File No. 811-04716)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and Symetra Resource Variable Account B, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the semi-annual reports for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following semi-annual report for the underlying fund:

Fund Company	1940 Act Registration No.
DFA Investment Dimensions Group Inc.	811-03258

If you have any questions regarding this filing, please contact me at (425) 256-5026.

Sincerely,

Jacqueline M. Veneziani
Senior Vice President and General Counsel